UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2014 (October 8, 2014)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

The Company announced in late 2013 that it was changing its operating segments effective January 1, 2014 to (i) realign and simplify its businesses and organizational structure, (ii) streamline and consolidate certain business processes to achieve greater operating efficiencies, and (iii) leverage CIT’s operational capabilities for the benefit of its clients and customers. CIT now manages its business and, beginning with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, reports financial results in three operating segments: (1) Transportation and International Finance (“TIF”), (2) North American Commercial Finance (“NACF”), and (3) Non-Strategic Portfolios (“NSP”). The change in segment reporting does not affect CIT’s historical consolidated results of operations. All prior period data have been conformed and are consistent with the presentation of financial information to management.

During the fourth quarter of 2013, CIT Group Inc. (“CIT” or the “Company”) determined that it no longer had the intent to hold a liquidating portfolio of government-guaranteed student loans associated with its student lending business until maturity and that it would seek to sell its student lending business, along with certain secured debt and servicing rights, and student loans with a carrying amount of $3.4 billion were transferred to assets held for sale as of December 31, 2013. On April 25, 2014, the Company completed the sale of its student lending business. As a result, beginning with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, the student lending business was reported as a discontinued operation. The business had been included in the NSP segment. The Company had ceased offering private student loans in 2007 and government-guaranteed student loans in 2008. All prior period data has been adjusted to reflect the student lending business as a discontinued operation.

As a result of the segment realignments and the decision to report a former business as a discontinued operation, the Company has recast its financial statements to reflect the impact of such changes.

The Company also made other conforming changes and updates reflected as of and for the years December 31, 2013, 2012 and 2011. The conforming changes reflect certain immaterial corrections made in the Form 10-Q for the period ended March 31, 2014:

•	In preparing the financial statements for the quarter ended March 31, 2014, the Company discovered and corrected an immaterial error impacting the classification of Interest Bearing Deposits and Cash and due from Banks in the amount of $300 million as of December 31, 2013 and reflected conforming changes as of December 31, 2012.
•	The Company also discovered and corrected an immaterial error impacting the classification of railcar maintenance expenses. Management determined that railcar maintenance expenses, which reduced “Rental income on operating leases”, should be reflected as a separate line item in the “Other expenses” section of the Company's Consolidated Statement of Operations (i.e., gross presentation). Conforming changes have been reflected for the years ended December 31, 2013, 2012 and 2011.

Exhibits 99.1 to 99.10 to this Form 8-K update financial statements and related analysis and supplemental information previously reported on the Company’s Form 10-K for the year ended December 31, 2013. Exhibits 99.11 to 99.17 update financial statements and related analysis and supplemental information previously reported on the Company’s Form 10-Q for the quarter ended March 31, 2014. The entire “Item” has been included if any information contained within that section was updated. Portions of the 2013 Form 10-K and first quarter 2014 Form 10-Q that were not affected by either the segment changes or the discontinued operation are not included in this Form 8-K. The Company’s Form 10-Q for the quarter ended June 30, 2014 was previously conformed to this presentation.

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The following table presents the sections of the Company’s December 31, 2013 annual report on Form 10-K that have been updated to reflect the segment changes and discontinued operation.

Filed 10-K Section	Section Title	Comment
Part One	Item 1. Business Overview

Updates of Business Description, Business Segments and added Discontinued Operation

No change to Employees, Competition, 2009 Restructuring, Regulation, Where you can Find More Information, and Glossary of Terms

Part Two	Item 6. Selected Financial Data	Adjustments for segment changes and discontinued operation
	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations And Item 7A. Quantitative and Qualitative Disclosure about Market Risk	Adjustments for segment changes and discontinued operation
Item 8. Financial Statements and Supplementary Data
	Consolidated Balance Sheet	Adjustments due to discontinued operation
	Consolidated Statements of Operations	Adjustments due to discontinued operation
	Consolidated Statements of Comprehensive Income	Adjustments due to discontinued operation
	Consolidated Statements of Stockholders’ Equity	No change
	Consolidated Statements of Cash Flows	No change
	Note 1 – Business and Summary of Significant Accounting Policies	Added Discontinued Operation description and conformed segment names
	Note 2 – Discontinued Operation	New note
	Note 3 – Loans	Adjustments for segment changes and discontinued operation
	Note 4 – Allowance for Loan Losses	Adjustments for segment changes and discontinued operation
	Note 5 – Operating Lease Equipment	No change
	Note 6 – Investments	Adjustments due to discontinued operation
	Note 7 – Other Assets	Adjustments due to discontinued operation
	Note 8 – Deposits	No change
	Note 9 – Long-Term Borrowings	Adjustments for segment changes and discontinued operation
	Note 10 – Derivative Financial Instruments	No change
	Note 11 – Other Liabilities	Adjustments due to discontinued operation
	Note 12 – Fair Value	Adjustments due to discontinued operation
	Note 13 – Stockholders’ Equity	No change
	Note 14 – Regulatory Capital	No change
	Note 15 – Earnings Per Share	Adjustments due to discontinued operation
	Note 16 – Non-Interest Income	Adjustments due to discontinued operation
	Note 17 – Other Expenses	Adjustments due to discontinued operation
	Note 18 – Income Taxes	Adjustments due to discontinued operation
	Note 19 – Retirement, Postretirement and Other Benefit Plans	No change
	Note 20 - Commitments	Conformed segment names
	Note 21 – Contingencies	No change
	Note 22 – Pledged Assets and Lease Commitments	Adjustments due to discontinued operation
	Note 23 – Certain Relationships and Related Transactions	No change
	Note 24 – Business Segment Information	Adjustments for segment changes and discontinued operation
	Note 25 – Goodwill and Intangible Assets	Adjustments due to segment changes
	Note 26 – Severance and Facility Exiting Liabilities	No change
	Note 27 – Parent Company Financial Statements	No change
	Note 28 – Selected Quarterly Financial Data	Adjustments due to discontinued operation
	Note 29 – Subsequent Events	No change
	Computation of Ratios of Earnings to Fixed Charges	Adjustments due to discontinued operation

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The following table presents the sections of the Company’s March 31, 2014 quarterly report on Form 10-Q that have been updated to reflect the discontinued operation.

Filed 10-Q Section	Section Title	Comment
Part One	Item 1. Consolidated Financial Statements
	Consolidated Balance Sheets (Unaudited)	Adjustments due to discontinued operation
	Consolidated Statements of Operations (Unaudited)	Adjustments due to discontinued operation
	Consolidated Statements of Comprehensive Income (Loss) (Unaudited)	Adjustments due to discontinued operation
	Consolidated Statements of Stockholders’ Equity (Unaudited)	No change
	Consolidated Statements of Cash Flows (Unaudited)	No change
	Note 1 – Business and Summary of Significant Accounting Policies	Added Discontinued Operation description
	Note 2 – Discontinued Operation	New note
	Note 3 – Loans	Adjustments due to discontinued operation
	Note 4 – Allowance for Loan Losses	Adjustments due to discontinued operation
	Note 5 – Investment Securities	Adjustments due to discontinued operation
	Note 6 – Long-Term Borrowings	Adjustments due to discontinued operation
	Note 7 – Derivative Financial Instruments	No change
	Note 8 – Fair Value	Adjustments due to discontinued operation
	Note 9 – Regulatory Capital	No change
	Note 10 – Income Taxes	Adjustments due to discontinued operation
	Note 11 – Stockholders’ Equity	No change
	Note 12 - Commitments	No change
	Note 13 – Contingencies	No change
	Note 14 – Business Segment Information	Adjustments due to discontinued operation
	Note 15 – Goodwill	No change
	Note 16 – Subsequent Events	No change
	Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations And Item 3. Quantitative and Qualitative Disclosure about Market Risk	Adjustments due to discontinued operation
	Computation of Ratios of Earnings to Fixed Charges	Adjustments due to discontinued operation

The information in Exhibits 99.1 to 99.8, Exhibits 99.11 to 99.14, and Exhibit 99.17 shall be deemed to be incorporated by reference into CIT’s filings under the Securities Act of 1933. The information in Exhibits 99.9, 99.10, 99.15, and 99.16 is furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Business Description, Business Segments, and Discontinued Operation from Business Overview of Form 10-K for the year ended December 31, 2013 of CIT Group Inc. reflecting segment changes and a discontinued operation.
99.2	Selected Financial Information of Form 10-K for the year ended December 31, 2013 of CIT Group Inc. reflecting segment changes and a discontinued operation.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operation of Form 10-K for the year ended December 31, 2013 of CIT Group Inc. reflecting segment changes and a discontinued operation.
99.4	Financial Statements and Supplementary Data of Form 10-K for the year ended December 31, 2013 of CIT Group Inc. reflecting segment changes and a discontinued operation.
99.5	CIT Group Inc. and Subsidiaries Computation of Ratios of Earnings to Fixed Charges for the year ended December 31, 2013.
99.6	Consent of PricewaterhouseCoopers LLP.
99.7	Certification of John A. Thain pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Commission, as promulgated pursuant to Section 13(a) of the Securities Exchange Act and Section 302 of the Sarbanes-Oxley Act of 2002.
99.8	Certification of Scott T. Parker pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Commission, as promulgated pursuant to Section 13(a) of the Securities Exchange Act and Section 302 of the Sarbanes-Oxley Act of 2002.
99.9*	Certification of John A. Thain pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.10*	Certification of Scott T. Parker pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.11	Financial Statements and Supplementary Data of Form 10-Q for the quarter ended March 31, 2014 of CIT Group Inc. reflecting segment changes and a discontinued operation.
99.12	Management’s Discussion and Analysis of Financial Condition and Results of Operation of Form 10-Q for the quarter ended March 31, 2014 of CIT Group Inc. reflecting segment changes and a discontinued operation.
99.13	Certification of John A. Thain pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Commission, as promulgated pursuant to Section 13(a) of the Securities Exchange Act and Section 302 of the Sarbanes-Oxley Act of 2002.
99.14	Certification of Scott T. Parker pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities Exchange Commission, as promulgated pursuant to Section 13(a) of the Securities Exchange Act and Section 302 of the Sarbanes-Oxley Act of 2002.
99.15*	Certification of John A. Thain pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.16*	Certification of Scott T. Parker pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.17	CIT Group Inc. and Subsidiaries Computation of Ratios of Earnings to Fixed Charges for the quarter ended March 31, 2014.
101.1**	XBRL Instance Document (Includes the following financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Operations, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.)
101.2**	XBRL Taxonomy Extension Schema Document for the year ended December 31, 2013.
101.3**	XBRL Taxonomy Extension Calculation Linkbase Document for the year ended December 31, 2013.
101.4**	XBRL Taxonomy Extension Label Linkbase Document for the year ended December 31, 2013.
101.5**	XBRL Taxonomy Extension Presentation Linkbase Document for the year ended December 31, 2013.
101.6**	XBRL Taxonomy Extension Definition Linkbase Document for the year ended December 31, 2013.

* This information is furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

**The Company has filed the XBRL exhibits for the updated financial information for the quarter ended March 31, 2014 in a separate Form 8-K, filed on the same date herewith.

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Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC. (Registrant)

By:	/s/ Scott T. Parker
Scott T. Parker
Executive Vice President &
Chief Financial Officer

Dated: October 8, 2014

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